UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amended and Restated 2013 Stock Incentive Plan
On May 24, 2023, at the Thermo Fisher Scientific Inc. (the “Company”) annual meeting of shareholders (the “Annual Meeting”), as further described in Item 5.07 below, the Company’s shareholders approved the Amended and Restated 2013 Stock Incentive Plan (the “Plan”). Previously, the Board of Directors of the Company approved the Plan (subject to shareholder approval) to, among other changes, increase the number of shares of the Company’s Common Stock authorized for issuance under the Plan by 7,000,000 shares. A description of the material terms of the Plan was set forth in the Company’s proxy statement for the Annual Meeting which was filed with the U.S. Securities and Exchange Commission on April 7, 2023 (the “Proxy Statement”). The description of the Plan contained herein is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
2023 Global Employee Stock Purchase Plan
At the Annual Meeting, the Company’s shareholders also approved the 2023 Global Employee Stock Purchase Plan (the “ESPP”). Previously, the Board of Directors of the Company approved the ESPP (subject to shareholder approval). Up to 12,000,000 shares of the Company’s Common Stock are authorized for issuance under the ESPP. A description of the material terms of the ESPP was set forth in the Proxy Statement. The description of the ESPP contained herein is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting held on May 24, 2023, the shareholders of the Company voted on the following proposals:
1.    The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2024 annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	292,552,916	30,261,664	1,350,678	18,986,879
Nelson J. Chai	302,287,357	21,158,341	719,560	18,986,879
Ruby R. Chandy	319,922,493	3,942,167	300,598	18,986,879
C. Martin Harris	307,173,930	16,689,675	301,653	18,986,879
Tyler Jacks	315,243,173	8,557,663	364,422	18,986,879
R. Alexandra Keith	309,690,142	14,140,673	334,443	18,986,879
James C. Mullen	316,424,303	7,440,013	300,942	18,986,879
Lars R. Sørensen	291,759,034	31,752,536	653,688	18,986,879
Debora L. Spar	319,945,740	3,909,868	309,650	18,986,879
Scott M. Sperling	303,594,389	20,201,565	369,304	18,986,879
Dion J. Weisler	306,831,551	17,032,747	300,960	18,986,879

2.    A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	255,371,632
Against:	68,034,961
Abstain:	758,665
Broker Non-Votes:	18,986,879

3.    Shareholders approved, on an advisory basis, a frequency of “1 Year” for future advisory votes on named executive officer compensation. Future advisory votes on named executive officer compensation will be held every year.

1 Year:	319,559,883
2 Years:	330,669
3 Years:	3,964,661
Abstain:	310,045

4.    The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified.

For:	309,795,691
Against:	33,056,068
Abstain:	300,378

5.    The Amended and Restated 2013 Stock Incentive Plan was approved.

For:	305,558,797
Against:	18,084,900
Abstain:	521,561
Broker Non-Votes:	18,986,879

6.    The 2023 Global Employee Stock Purchase Plan was approved.

For:	322,605,155
Against:	1,214,391
Abstain:	345,712
Broker Non-Votes:	18,986,879
Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
10.1
Thermo Fisher Scientific Inc. Amended and Restated 2013 Stock Incentive Plan (filed as Exhibit 99.1 to the Registrant’s Form S-8 filed May 24, 2023 [File No. 333-272173] and incorporated in this document by reference).

10.2
Thermo Fisher Scientific Inc. 2023 Global Employee Stock Purchase Plan (filed as Exhibit 99.2 to the Registrant’s Form S-8 filed May 24, 2023 [File No. 333-272173] and incorporated in this document by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 26, 2023	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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